Exhibit 10.1

Document A101TM – 2007

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a Stipulated Sum

AGREEMENT made as of the 25th day of September in the year 2015

(In words, indicate day, month and year)

BETWEEN the Owner:

(Name, legal status, address and other information)

Franklin Synergy Bank

722 Columbia Avenue

Franklin, TN 37064

and the Contractor:

(Name, legal status, address and other information)

Century Skanska, a Joint Venture

5000 Meridian Boulevard

Suite 100

Franklin, TN

for the following Project:

Franklin Synergy Bank Tenant Up-fit

722 Columbia Avenue

Franklin, TN 37064

The Architect:

(Name, legal status, address and other information)

Crossroads Architecture

667 Wedgewood Avenue

Nashville, TN 37203

The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201™–2007, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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TABLE OF ARTICLES

1	THE CONTRACT DOCUMENTS

2	THE WORK OF THIS CONTRACT

3	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4	CONTRACT SUM

5	PAYMENTS

6	DISPUTE RESOLUTION

7	TERMINATION OR SUSPENSION

8	MISCELLANEOUS PROVISIONS

9	ENUMERATION OF CONTRACT DOCUMENTS

10	INSURANCE AND BONDS

ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, the General Conditions of the Contract for Construction, which is the AIA Document A201™–2007, as modified and attached hereto as Exhibit A , Drawings, Specifications, any Addenda issued prior to execution of this Agreement, and any other documents listed in Article 9 of this Agreement, together with any Modifications issued after execution of this Agreement, all of which form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than a Modification, appears in Article 9.

ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except as specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ 3.1 The date of commencement of the Work shall be the date on which the Owner issues to Contractor a written Notice to Proceed (“NTP”).

Owner agrees that it will issue the NTP for the Work within thirty (30) days after signing this Agreement. However, the NTP shall not be effective, and Contractor shall have no obligation to commence its Work, until Owner has fulfilled the following conditions precedent and has delivered the following to Contractor:

(1)	this Agreement signed by the authorized representative of Owner;

(2)	copies of all permits required to be obtained by the Owner for the commencement of the Work at the site, if any;

(3)	evidence sufficient to reasonably satisfy Contractor of Owner’s financing for the Project;

(4)	unfettered physical and legal access to the site and any adjacent area needed to perform the Work; and

(5)	certificates of insurance for all insurance required to be provided by the Owner.

If Owner has not issued an effective NTP within thirty (30) days after signing of this Agreement, Contractor shall have no obligation to commence the Work, or any part of the Work, until Contractor and Owner: (a) reach agreement on the scope and nature of equitable adjustment to the Contract Sum and Contract Time, including full compensation to Contractor for the delay in issuing NTP and; (b) Owner satisfies all of the above conditions precedent to the effectiveness of the NTP.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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If, prior to the commencement of the Work, the Owner requires time to file mortgages and other security interests, the Owner’s time requirement shall be as follows:

§ 3.2 The Contract Time shall be measured from the date of commencement.

§ 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 03/31/2016 (151) calendar days from the date of commencement, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. If appropriate, insert requirements for earlier Substantial Completion of certain portions of the Work.)

Portion of Work	Substantial Completion Date

        , subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.)

ARTICLE 4 CONTRACT SUM

§ 4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. Notwithstanding anything to the contrary elsewhere in the Contract, (i) the initial Contract Sum shall be one million two hundred ten thousand fifty two dollars ($1,210,052.00).

§ 4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the bidding or proposal documents permit the Owner to accept other alternates subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

§ 4.3 Unit prices, if any: None

(Identify and state the unit price; state quantity limitations, if any, to which the unit price will be applicable.)

Item	Units and Limitations	Price Per Unit ($ 0.00)

§ 4.4 Allowances included in the Contract Sum, if any: None

(Identify allowance and state exclusions, if any, from the allowance price.)

Item	Price

§ 4.5 For increases in the Work made for the Owner, the Contractor’s markup for overhead and profit shall be Ten percent (10%) of the estimated cost of such increases. There shall be no decrease in overhead and profit for deductive change orders.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 4.6 In the event that the Contractor is required to pay or bear the burden of any new federal, state, or local tax, or of any rate increase of an existing tax (except a tax on net profits), as a result of any statute, court decision, written ruling, or regulation taking effect after the date of this Agreement, the Contract Sum shall be increased by the amount of the new tax or tax increase.

ARTICLE 5 PAYMENTS

§ 5.1 PROGRESS PAYMENTS

§ 5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, with costs projected through the end of the month.

§ 5.1.3 Provided that an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment of the certified amount to the Contractor not later than the 25th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty (30) days after the Architect receives the Application for Payment.

(Federal, state or local laws may require payment within a certain period of time.)

§ 5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 5.1.5 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ 5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1	Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Five Percent (5%_ ). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.9 of AIA Document A201™–2007, General Conditions of the Contract for Construction, as modified;

.2	Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing);

.3	Subtract the aggregate of previous payments made by the Owner; and

.4	Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201–2007, as modified.

§ 5.1.7 The progress payment amount determined in accordance with Section 5.1.6 shall be further modified under the following circumstances:

.1	Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall reasonably determine for the cost of completing any incomplete Work; and

(Section 9.8.5 of AIA Document A201–2007 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2	Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Section 9.10.3 of AIA Document A201–2007, as modified.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 5.1.8 Reduction or limitation of retainage, if any, shall be as follows:

Upon Substantial Completion of the Work, Contractor shall be paid all retainages withheld, less one hundred twenty-five percent (125%) of the estimated cost to remedy any defective, damaged or incomplete items of Work that are identified pursuant to Section 9.8.5 of the AIA Document A201–2007, as modified.

§ 5.1.9 Except with the Owner’s prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ 5.2 FINAL PAYMENT

§ 5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when

.1	the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201–2007, as modified, and to satisfy other requirements, if any, which extend beyond final payment; and

.2	a final Certificate for Payment has been issued by the Architect.

§ 5.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment.

ARTICLE 6 DISPUTE RESOLUTION

§ 6.1 INITIAL DECISION MAKER

The Architect will serve as Initial Decision Maker pursuant to Section 15.2 of AIA Document A201–2007, as modified, unless the parties appoint below another individual, not a party to this Agreement, to serve as Initial Decision Maker.

§ 6.2 BINDING DISPUTE RESOLUTION

For any Claim subject to, but not resolved by, mediation pursuant to Section 15.3 of AIA Document A201–2007, the method of binding dispute resolution shall be as follows:

(Check the appropriate box. If the Owner and Contractor do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution method other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.)

☒	Arbitration pursuant to Section 15.4 of AIA Document A201–2007, as modified.

☐	Litigation in a court of competent jurisdiction

☐	Other (Specify)

ARTICLE 7 TERMINATION OR SUSPENSION

§ 7.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201–2007, as modified.

§ 7.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201–2007, as modified.

ARTICLE 8 MISCELLANEOUS PROVISIONS

§ 8.1 Where reference is made in this Agreement to a provision of AIA Document A201–2007 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 8.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below:

Prime Rate plus three percent (3.00%) per annum, but not to exceed the maximum interest rate allowed by law, with the Prime Rate for any given month being as published on the first publication day of the same month in the “Money Rates” section of the Wall Street Journal.

§ 8.3 The Owner’s representative:

(Name, address and other information)

Kevin Herrington

Chief Operating Officer

Franklin Synergy Bank

722 Columbia Avenue

Franklin, TN 37064

§ 8.4 The Contractor’s representative:

(Name, address and other information)

Dennis Norvet

5000 Meridian Boulevard

Suite 100

Franklin, TN 37064

§ 8.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days written notice to the other party.

§ 8.6 Other provisions:

§ 8.6.1 Extent of Responsibility. Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering. Contractor shall not be responsible for the adequacy of the design criteria required by the Contract Documents.

§ 8.6.2 Approvals. Whenever the approval, permission or agreement of the Owner or Architect is required under this Agreement or any other Contract Document for an activity to be undertaken by Contractor, or the approval of the Owner or Architect is required of a document submitted by Contractor, such approval, permission or agreement shall not be unreasonably withheld, conditioned or delayed.

§ 8.6.3 Attorney’s Fees. If one party to this Agreement institutes litigation or arbitration with the other party arising out of the terms and conditions of this Agreement, or performance under this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and expenses and consultant’s fees and expenses. The parties agree that the fee award need not be computed in accordance with any court schedule, but shall be such as to fully reimburse all fees and expenses actually incurred in good faith, it being the intention of the parties to fully compensate for all fees or expenses paid or incurred in good faith. The prevailing party is that party receiving substantially the relief that it sought, whether by way of arbitration award or court judgment.

§ 8.6.4 As used herein, and in the A201™–2007, as modified, the terms “equitable” and “equitably” shall be construed to mean “as is reasonable under the circumstances.”

§ 8.6.5 If any clause or provision of the Agreement (including A201™–2007, as modified) should be determined to be illegal, invalid, or unenforceable under present or future laws effective during the term of the Agreement, then and in that event, it is the express intention of the parties hereto that the remainder of the Agreement shall not be affected thereby, and it is also the express intention of the parties that, in lieu of each clause or provision of the Agreement that may be determined to be illegal, invalid or unenforceable, there may be added as part of the Agreement a clause or provision as similar in terms of such illegal, invalid or unenforceable clause or provision as is possible, legal, valid and enforceable.

ARTICLE 9 ENUMERATION OF CONTRACT DOCUMENTS

§ 9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated in the sections below.

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 9.1.1 The Agreement is this executed AIA Document A101–2007, Standard Form of Agreement Between Owner and Contractor, as modified.

§ 9.1.2 The General Conditions are AIA Document A201–2007, General Conditions of the Contract for Construction, as modified and attached hereto as Exhibit A.

§ 9.1.3 The Supplementary and other Conditions of the Contract: None

Document	Title	Date	Pages

§ 9.1.4 The Specifications: Contained on the drawing dated 4/28/2015 from Crossroads Architecture

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section	Title	Date	Pages

§ 9.1.5 The Drawings: Priced based upon drawings dated 4/28/2015 from Crossroads Architecture

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number	Title	Date

§ 9.1.6 The Addenda, if any: None

Number	Date	Pages

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 9.

§ 9.1.7 Additional documents, if any, forming part of the Contract Documents:

.1

Other documents, if any, listed below:

None

ARTICLE 10 INSURANCE AND BONDS

§ 10.1 Required of Contractor

The Contractor shall purchase and maintain insurance and provide bonds as set forth in Article 11 of AIA Document A201–2007, as modified.

(State bonding requirements, if any, and limits of liability for insurance required in Article 11 of AIA Document A201–2007.)

Type of insurance or bond	Limit of liability or bond amount ($ 0.00)

Comprehensive General Liability	$1 million per occurrence/$2 million aggregate

Worker Compensation	Statutory limits

Automobile Liability	$1 million per occurrence/$2 million aggregate

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 10.2 Required of Owner

For all phases of the Project, the Owner shall purchase and maintain insurance as set forth in Article 11 of A201™–2007, as modified. Owner shall cause its Architect to maintain professional liability insurance as set forth in Section 11.2 of A201™–2007, as modified, and said professional liability insurance shall have limits of not less than following: $2 million per occurrence; $5 million aggregate.

This Agreement entered into as of the day and year first written above.

/s/ Kevin Herrington	/s/ Dennis R. Norvet
OWNER (Signature)	CONTRACTOR (Signature)

Kevin Herrington, EVP, COO	Dennis R. Norvet, SVP
(Printed name and title)	(Printed name and title)

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AIA Document A101™ – 2007. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1987, 1991, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:52:03 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Document A201TM – 2007

General Conditions of the Contract for Construction

EXHIBIT “A”

for the following PROJECT: Franklin Synergy Bank Tenant Up-fit 722 Columbia Avenue Franklin, TN 37064

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

THE OWNER: (Name, legal status and address) Franklin Synergy Bank 722 Columbia Avenue Franklin, TN 37064
THE ARCHITECT: (Name, legal status and address) Crossroads Architecture 667 Wedgewood Avenue Nashville, TN 37203
TABLE OF ARTICLES
1	GENERAL PROVISIONS
2	OWNER
3	CONTRACTOR
4	ARCHITECT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

13	MISCELLANEOUS PROVISIONS

14	TERMINATION OR SUSPENSION OF THE CONTRACT

15	CLAIMS AND DISPUTES

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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INDEX

(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work

9.6.6, 9.9.3, 12.3

Acceptance of Work

9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3

Access to Work

3.16, 6.2.1, 12.1

Accident Prevention

10

Acts and Omissions

3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 8.3.1, 9.5.1, 10.2.5, 10.2.8, 13.4.2, 13.7.1, 14.1, 15.2

Addenda

1.1.1, 3.11.1

Additional Costs, Claims for

3.7.4, 3.7.5, 6.1.1, 7.3.7.5, 10.3, 15.1.4

Additional Inspections and Testing

9.4.2, 9.8.3, 12.2.1, 13.5

Additional Insured

11.1.4

Additional Time, Claims for

3.2.4, 3.7.4, 3.7.5, 3.10.2, 8.3.2, 15.1.5

Administration of the Contract

3.1.3, 4.2, 9.4, 9.5

Advertisement or Invitation to Bid

1.1.1

Aesthetic Effect

4.2.13

Allowances

3.8, 7.3.8

All-risk Insurance

11.3.1, 11.3.1.1

Applications for Payment

4.2.5, 7.3.9, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.10, 11.1.3

Approvals

2.1.1, 2.2.2, 2.4, 3.1.3, 3.10.2, 3.12.8, 3.12.9, 3.12.10, 4.2.7, 9.3.2, 13.5.1

Arbitration

8.3.1, 11.3.10, 13.1.1, 15.3.2, 15.4

ARCHITECT

4

Architect, Definition of

4.1.1

Architect, Extent of Authority

2.4.1, 3.12.7, 4.1, 4.2, 5.2, 6.3.1, 7.1.2, 7.3.7, 7.4, 9.2.1, 9.3.1, 9.4, 9.5, 9.6.3, 9.8, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4, 15.1.3, 15.2.1

Architect, Limitations of Authority and Responsibility

2.1.1, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 5.2.1, 7.4.1, 9.4.2, 9.5.3, 9.6.4, 15.1.3, 15.2

Architect’s Additional Services and Expenses

2.4.1, 11.3.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4

Architect’s Administration of the Contract

3.1.3, 4.2, 3.7.4, 15.2, 9.4.1, 9.5

Architect’s Approvals

2.4.1, 3.1.3, 3.5.1, 3.10.2, 4.2.7

Architect’s Authority to Reject Work

3.5.1, 4.2.6, 12.1.2, 12.2.1

Architect’s Copyright

1.1.7, 1.5

Architect’s Decisions

3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.2.14, 6.3.1, 7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4.1, 9.5, 9.8.4, 9.9.1, 13.5.2, 15.2, 15.3

Architect’s Inspections

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5

Architect’s Instructions

3.2.4, 3.3.1, 4.2.6, 4.2.7, 13.5.2

Architect’s Interpretations

4.2.11, 4.2.12

Architect’s Project Representative

4.2.10

Architect’s Relationship with Contractor

1.1.2, 1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1, 3.7.4, 3.7.5, 3.9.2, 3.9.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3.7, 12, 13.4.2, 13.5, 15.2

Architect’s Relationship with Subcontractors

1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.3.7

Architect’s Representations

9.4.2, 9.5.1, 9.10.1

Architect’s Site Visits

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Asbestos

10.3.1

Attorneys’ Fees

3.18.1, 9.10.2, 10.3.3

Award of Separate Contracts

6.1.1, 6.1.2

Award of Subcontracts and Other Contracts for Portions of the Work

5.2

Basic Definitions

1.1

Bidding Requirements

1.1.1, 5.2.1, 11.4.1

Binding Dispute Resolution

9.7.1, 11.3.9, 11.3.10, 13.1.1, 15.2.5, 15.2.6.1, 15.3.1, 15.3.2, 15.4.1

Boiler and Machinery Insurance

11.3.2

Bonds, Lien

7.3.7.4, 9.10.2, 9.10.3

Bonds, Performance, and Payment

7.3.7.4, 9.6.7, 9.10.3, 11.3.9, 11.4

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Building Permit

3.7.1

Capitalization

1.3

Certificate of Substantial Completion

9.8.3, 9.8.4, 9.8.5

Certificates for Payment

4.2.1, 4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 14.1.1.3, 14.2.4, 15.1.3

Certificates of Inspection, Testing or Approval

13.5.4

Certificates of Insurance

9.10.2, 11.1.3

Change Orders

1.1.1, 2.4.1, 3.4.2, 3.7.4, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 5.2.3, 7.1.2, 7.1.3, 7.2, 7.3.2, 7.3.6, 7.3.9, 7.3.10, 8.3.1, 9.3.1.1, 9.10.3, 10.3.2, 11.3.1.2, 11.3.4, 11.3.9, 12.1.2, 15.1.3

Change Orders, Definition of

7.2.1

CHANGES IN THE WORK

2.2.1, 3.11, 4.2.8, 7, 7.2.1, 7.3.1, 7.4, 7.4.1, 8.3.1, 9.3.1.1, 11.3.9

Claims, Definition of

15.1.1

CLAIMS AND DISPUTES

3.2.4, 6.1.1, 6.3.1, 7.3.9, 9.3.3, 9.10.4, 10.3.3, 15,

15.4

Claims and Timely Assertion of Claims

15.4.1

Claims for Additional Cost

3.2.4, 3.7.4, 6.1.1, 7.3.9, 10.3.2, 15.1.4

Claims for Additional Time

3.2.4, 3.7.46.1.1, 8.3.2, 10.3.2, 15.1.5

Concealed or Unknown Conditions, Claims for

3.7.4

Claims for Damages

3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6

Claims Subject to Arbitration

15.3.1, 15.4.1

Cleaning Up

3.15, 6.3

Commencement of the Work, Conditions Relating to

2.2.1, 3.2.2, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.3.1, 11.3.6, 11.4.1, 15.1.4

Commencement of the Work, Definition of

8.1.2

Communications Facilitating Contract Administration

3.9.1, 4.2.4

Completion, Conditions Relating to

3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 13.7, 14.1.2

COMPLETION, PAYMENTS AND

9

Completion, Substantial

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 13.7

Compliance with Laws

1.6.1, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4, 10.2.2, 11.1, 11.3, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3, 15.2.8, 15.4.2, 15.4.3

Concealed or Unknown Conditions

3.7.4, 4.2.8, 8.3.1, 10.3

Conditions of the Contract

1.1.1, 6.1.1, 6.1.4

Consent, Written

3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.3.1, 13.2, 13.4.2, 15.4.4.2

Consolidation or Joinder

15.4.4

CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

1.1.4, 6

Construction Change Directive, Definition of

7.3.1

Construction Change Directives

1.1.1, 3.4.2, 3.12.8, 4.2.8, 7.1.1, 7.1.2, 7.1.3, 7.3, 9.3.1.1

Construction Schedules, Contractor’s

3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2

Contingent Assignment of Subcontracts

5.4, 14.2.2.2

Continuing Contract Performance

15.1.3

Contract, Definition of

1.1.2

CONTRACT, TERMINATION OR SUSPENSION OF THE

5.4.1.1, 11.3.9, 14

Contract Administration

3.1.3, 4, 9.4, 9.5

Contract Award and Execution, Conditions Relating to

3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.3.6, 11.4.1

Contract Documents, The

1.1.1

Contract Documents, Copies Furnished and Use of

1.5.2, 2.2.5, 5.3

Contract Documents, Definition of

1.1.1

Contract Sum

3.7.4, 3.8, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.3.1, 14.2.4, 14.3.2, 15.1.4, 15.2.5

Contract Sum, Definition of

9.1

Contract Time

3.7.4, 3.7.5, 3.10.2, 5.2.3, 7.2.1.3, 7.3.1, 7.3.5, 7.4, 8.1.1, 8.2.1, 8.3.1, 9.5.1, 9.7.1, 10.3.2, 12.1.1, 14.3.2, 15.1.5.1, 15.2.5

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

3
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Contract Time, Definition of

8.1.1

CONTRACTOR

3

Contractor, Definition of

3.1, 6.1.2

Contractor’s Construction Schedules

3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2

Contractor’s Employees

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.3.7, 14.1, 14.2.1.1,

Contractor’s Liability Insurance

11.1

Contractor’s Relationship with Separate Contractors and Owner’s Forces

3.12.5, 3.14.2, 4.2.4, 6, 11.3.7, 12.1.2, 12.2.4 Contractor’s Relationship with Subcontractors

1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.3.1.2, 11.3.7, 11.3.8

Contractor’s Relationship with the Architect

1.1.2, 1.5, 3.1.3, 3.2.2, 3.2.3, 3.2.4, 3.3.1, 3.4.2, 3.5.1, 3.7.4, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.3, 4.2, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3.7, 12, 13.5, 15.1.2, 15.2.1

Contractor’s Representations

3.2.1, 3.2.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2

Contractor’s Responsibility for Those Performing the Work

3.3.2, 3.18, 5.3.1, 6.1.3, 6.2, 9.5.1, 10.2.8

Contractor’s Review of Contract Documents

3.2

Contractor’s Right to Stop the Work

9.7

Contractor’s Right to Terminate the Contract

14.1, 15.1.6

Contractor’s Submittals

3.10, 3.11, 3.12.4, 4.2.7, 5.2.1, 5.2.3, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.4.2

Contractor’s Superintendent

3.9, 10.2.6

Contractor’s Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.5, 7.3.7, 8.2, 10, 12, 14, 15.1.3

Contractual Liability Insurance

11.1.1.8, 11.2

Coordination and Correlation

1.2, 3.2.1, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1

Copies Furnished of Drawings and Specifications

1.5, 2.2.5, 3.11

Copyrights

1.5, 3.17

Correction of Work

2.3, 2.4, 3.7.3, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2

Correlation and Intent of the Contract Documents

1.2

Cost, Definition of

7.3.7

Costs

2.4.1, 3.2.4, 3.7.3, 3.8.2, 3.15.2, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.7, 7.3.8, 7.3.9, 9.10.2, 10.3.2, 10.3.6, 11.3, 12.1.2, 12.2.1, 12.2.4, 13.5, 14

Cutting and Patching

3.14, 6.2.5

Damage to Construction of Owner or Separate Contractors

3.14.2, 6.2.4, 10.2.1.2, 10.2.5, 10.4, 11.1.1, 11.3, 12.2.4

Damage to the Work

3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.4.1, 11.3.1, 12.2.4

Damages, Claims for

3.2.4, 3.18, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.3.5, 11.3.7, 14.1.3, 14.2.4, 15.1.6

Damages for Delay

6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2

Date of Commencement of the Work, Definition of

8.1.2

Date of Substantial Completion, Definition of

8.1.3

Day, Definition of

8.1.4

Decisions of the Architect

3.7.4, 4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 15.2, 6.3, 7.3.7, 7.3.9, 8.1.3, 8.3.1, 9.2.1, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4, 15.1, 15.2

Decisions to Withhold Certification

9.4.1, 9.5, 9.7, 14.1.1.3

Defective or Nonconforming Work, Acceptance, Rejection and Correction of

2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1

Defective Work, Definition of

3.5.1

Definitions

1.1, 2.1.1, 3.1.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 15.1.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 8.1, 9.1, 9.8.1

Delays and Extensions of Time

3.2., 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5

Disputes

6.3.1, 7.3.9, 15.1, 15.2

Documents and Samples at the Site

3.11

Drawings, Definition of

1.1.5

Drawings and Specifications, Use and Ownership of

3.11

Effective Date of Insurance

8.2.2, 11.1.2

Emergencies

10.4, 14.1.1.2, 15.1.4

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

4
	User Notes:	(1666077776)

Employees, Contractor’s

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3.3, 11.1.1, 11.3.7, 14.1, 14.2.1.1

Equipment, Labor, Materials or

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13.1, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2

Execution and Progress of the Work

1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3.1, 3.4.1, 3.5.1, 3.7.1, 3.10.1, 3.12, 3.14, 4.2, 6.2.2, 7.1.3, 7.3.5, 8.2, 9.5.1, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3.1, 15.1.3

Extensions of Time

3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.4.1, 14.3, 15.1.5, 15.2.5

Failure of Payment

9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2

Faulty Work

(See Defective or Nonconforming Work)

Final Completion and Final Payment

4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.3.1, 11.3.5, 12.3.1, 14.2.4, 14.4.3

Financial Arrangements, Owner’s

2.2.1, 13.2.2, 14.1.1.4

Fire and Extended Coverage Insurance

11.3.1.1

GENERAL PROVISIONS

1

Governing Law

13.1

Guarantees (See Warranty)

Hazardous Materials

10.2.4, 10.3

Identification of Subcontractors and Suppliers

5.2.1

Indemnification

3.17.1, 3.18, 9.10.2, 10.3.3, 10.3.5, 10.3.6, 11.3.1.2, 11.3.7

Information and Services Required of the Owner

2.1.2, 2.2, 3.2.2, 3.12.4, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4, 15.1.3

Initial Decision

15.2

Initial Decision Maker, Definition of

1.1.8

Initial Decision Maker, Decisions

14.2.2, 14.2.4, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5

Initial Decision Maker, Extent of Authority

14.2.2, 14.2.4, 15.1.3, 15.2.1, 15.2.2, 15.2.3, 15.2.4, 15.2.5

Injury or Damage to Person or Property

10.2.8, 10.4.1

Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5

Instructions to Bidders

1.1.1

Instructions to the Contractor

3.2.4, 3.3.1, 3.8.1, 5.2.1, 7, 8.2.2, 12, 13.5.2

Instruments of Service, Definition of

1.1.7

Insurance

3.18.1, 6.1.1, 7.3.7, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 11

Insurance, Boiler and Machinery

11.3.2

Insurance, Contractor’s Liability

11.1

Insurance, Effective Date of

8.2.2, 11.1.2

Insurance, Loss of Use

11.3.3

Insurance, Owner’s Liability

11.2

Insurance, Property

10.2.5, 11.3

Insurance, Stored Materials

9.3.2, 11.4.1.4

INSURANCE AND BONDS

11

Insurance Companies, Consent to Partial Occupancy

9.9.1, 11.4.1.5

Insurance Companies, Settlement with

11.4.10

Intent of the Contract Documents

1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4

Interest

13.6

Interpretation

1.2.3, 1.4, 4.1.1, 5.1, 6.1.2, 15.1.1

Interpretations, Written

4.2.11, 4.2.12, 15.1.4

Judgment on Final Award

15.4.2

Labor and Materials, Equipment

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.1, 14.2.1.2

Labor Disputes

8.3.1

Laws and Regulations

1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13.1, 4.1.1, 9.6.4, 9.9.1, 10.2.2, 11.1.1, 11.3, 13.1.1, 13.4, 13.5.1, 13.5.2, 13.6.1, 14, 15.2.8, 15.4

Liens

2.1.2, 9.3.3, 9.10.2, 9.10.4, 15.2.8

Limitations, Statutes of

12.2.5, 13.7, 15.4.1.1

Limitations of Liability

2.3.1, 3.2.2, 3.5.1, 3.12.10, 3.17.1, 3.18.1, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 10.2.5, 10.3.3, 11.1.2, 11.2, 11.3.7, 12.2.5, 13.4.2

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

5
	User Notes:	(1666077776)

Limitations of Time

2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 5.2, 5.3.1, 5.4.1, 6.2.4, 7.3, 7.4, 8.2, 9.2.1, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7.1, 9.8, 9.9, 9.10, 11.1.3, 11.3.1.5, 11.3.6, 11.3.10, 12.2, 13.5, 13.7, 14, 15

Loss of Use Insurance

11.3.3

Material Suppliers

1.5, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5

Materials, Hazardous

10.2.4, 10.3

Materials, Labor, Equipment and

1.1.3, 1.1.6, 1.5.1, 3.4.1, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13.1, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.7, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1.2, 10.2.4, 14.2.1.1, 14.2.1.2

Means, Methods, Techniques, Sequences and Procedures of Construction

3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2

Mechanic’s Lien

2.1.2, 15.2.8

Mediation

8.3.1, 10.3.5, 10.3.6, 15.2.1, 15.2.5, 15.2.6, 15.3, 15.4.1

Minor Changes in the Work

1.1.1, 3.12.8, 4.2.8, 7.1, 7.4

MISCELLANEOUS PROVISIONS

13

Modifications, Definition of

1.1.1

Modifications to the Contract

1.1.1, 1.1.2, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7.1, 10.3.2, 11.3.1

Mutual Responsibility

6.2

Nonconforming Work, Acceptance of

9.6.6, 9.9.3, 12.3

Nonconforming Work, Rejection and Correction of

2.3.1, 2.4.1, 3.5.1, 4.2.6, 6.2.4, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1

Notice

2.2.1, 2.3.1, 2.4.1, 3.2.4, 3.3.1, 3.7.2, 3.12.9, 5.2.1, 9.7.1, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2.1, 13.3, 13.5.1, 13.5.2, 14.1, 14.2, 15.2.8, 15.4.1

Notice, Written

2.3.1, 2.4.1, 3.3.1, 3.9.2, 3.12.9, 3.12.10, 5.2.1, 9.7.1, 9.10, 10.2.2, 10.3, 11.1.3, 11.3.6, 12.2.2.1, 13.3, 14, 15.2.8, 15.4.1

Notice of Claims

3.7.4, 4.5, 10.2.8, 15.1.2, 15.4

Notice of Testing and Inspections

13.5.1, 13.5.2

Observations, Contractor’s

3.2, 3.7.4

Occupancy

2.2.2, 9.6.6, 9.8, 11.3.1.5

Orders, Written

1.1.1, 2.3, 3.9.2, 7, 8.2.2, 11.3.9, 12.1, 12.2.2.1, 13.5.2, 14.3.1

OWNER

2

Owner, Definition of

2.1.1

Owner, Information and Services Required of the

2.1.2, 2.2, 3.2.2, 3.12.10, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.3, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4, 15.1.3

Owner’s Authority

1.5, 2.1.1, 2.3.1, 2.4.1, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3.1, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.6.4, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.3, 11.3.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4, 15.2.7

Owner’s Financial Capability

2.2.1, 13.2.2, 14.1.1.4

Owner’s Liability Insurance

11.2

Owner’s Loss of Use Insurance

11.3.3

Owner’s Relationship with Subcontractors

1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2

Owner’s Right to Carry Out the Work

2.4, 14.2.2

Owner’s Right to Clean Up

6.3

Owner’s Right to Perform Construction and to Award Separate Contracts

6.1

Owner’s Right to Stop the Work

2.3

Owner’s Right to Suspend the Work

14.3

Owner’s Right to Terminate the Contract

14.2

Ownership and Use of Drawings, Specifications and Other Instruments of Service

1.1.1, 1.1.6, 1.1.7, 1.5, 2.2.5, 3.2.2, 3.11.1, 3.17.1, 4.2.12, 5.3.1

Partial Occupancy or Use

9.6.6, 9.9, 11.3.1.5

Patching, Cutting and

3.14, 6.2.5

Patents

3.17

Payment, Applications for

4.2.5, 7.3.9, 9.2.1, 9.3, 9.4, 9.5, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 14.2.3, 14.2.4, 14.4.3

Payment, Certificates for

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Payment, Failure of

9.5.1.3, 9.7, 9.10.2, 13.6, 14.1.1.3, 14.2.1.2

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Payment, Final

4.2.1, 4.2.9, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Payment Bond, Performance Bond and

7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4

Payments, Progress

9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3

PAYMENTS AND COMPLETION

9

Payments to Subcontractors

5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2

PCB

10.3.1

Performance Bond and Payment Bond

7.3.7.4, 9.6.7, 9.10.3, 11.4.9, 11.4

Permits, Fees, Notices and Compliance with Laws

2.2.2, 3.7, 3.13, 7.3.7.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION OF

10

Polychlorinated Biphenyl

10.3.1

Product Data, Definition of

3.12.2

Product Data and Samples, Shop Drawings

3.11, 3.12, 4.2.7

Progress and Completion

4.2.2, 8.2, 9.8, 9.9.1, 14.1.4, 15.1.3

Progress Payments

9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3, 15.1.3

Project, Definition of the

1.1.4

Project Representatives

4.2.10

Property Insurance

10.2.5, 11.3

PROTECTION OF PERSONS AND PROPERTY

10

Regulations and Laws

1.5, 3.2.3, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14, 15.2.8, 15.4

Rejection of Work

3.5.1, 4.2.6, 12.2.1

Releases and Waivers of Liens

9.10.2

Representations

3.2.1, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1

Representatives

2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.2, 4.2.10, 5.1.1, 5.1.2, 13.2.1

Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

Retainage

9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field Conditions by Contractor

3.2, 3.12.7, 6.1.3

Review of Contractor’s Submittals by Owner and Architect

3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2

Review of Shop Drawings, Product Data and Samples by Contractor

3.12

Rights and Remedies

1.1.2, 2.3, 2.4, 3.5.1, 3.7.4, 3.15.2, 4.2.6, 4.5, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14, 15.4

Royalties, Patents and Copyrights

3.17

Rules and Notices for Arbitration

15.4.1

Safety of Persons and Property

10.2, 10.4

Safety Precautions and Programs

3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.4

Samples, Definition of

3.12.3

Samples, Shop Drawings, Product Data and

3.11, 3.12, 4.2.7

Samples at the Site, Documents and

3.11

Schedule of Values

9.2, 9.3.1

Schedules, Construction

3.10, 3.12.1, 3.12.2, 6.1.3, 15.1.5.2

Separate Contracts and Contractors

1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 6, 8.3.1, 11.4.7, 12.1.2

Shop Drawings, Definition of

3.12.1

Shop Drawings, Product Data and Samples

3.11, 3.12, 4.2.7

Site, Use of

3.13, 6.1.1, 6.2.1

Site Inspections

3.2.2, 3.3.3, 3.7.1, 3.7.4, 4.2, 9.4.2, 9.10.1, 13.5

Site Visits, Architect’s

3.7.4, 4.2.2, 4.2.9, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Special Inspections and Testing

4.2.6, 12.2.1, 13.5

Specifications, Definition of the

1.1.6

Specifications, The

1.1.1, 1.1.6, 1.2.2, 1.5, 3.11, 3.12.10, 3.17, 4.2.14

Statute of Limitations

13.7, 15.4.1.1

Stopping the Work

2.3, 9.7, 10.3, 14.1

Stored Materials

6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Subcontractor, Definition of

5.1.1

SUBCONTRACTORS

5

Subcontractors, Work by

1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7

Subcontractual Relations

5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1

Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.7, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3

Submittal Schedule

3.10.2, 3.12.5, 4.2.7

Subrogation, Waivers of

6.1.1, 11.4.5, 11.3.7

Substantial Completion

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 12.2, 13.7

Substantial Completion, Definition of

9.8.1

Substitution of Subcontractors

5.2.3, 5.2.4

Substitution of Architect

4.1.3

Substitutions of Materials

3.4.2, 3.5.1, 7.3.8

Sub-subcontractor, Definition of

5.1.2

Subsurface Conditions

3.7.4

Successors and Assigns

13.2

Superintendent

3.9, 10.2.6

Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 6.1.3, 6.2.4, 7.1.3, 7.3.7, 8.2, 8.3.1, 9.4.2, 10, 12, 14, 15.1.3

Surety

5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2, 15.2.7

Surety, Consent of

9.10.2, 9.10.3

Surveys

2.2.3

Suspension by the Owner for Convenience

14.3

Suspension of the Work

5.4.2, 14.3

Suspension or Termination of the Contract

5.4.1.1, 11.4.9, 14

Taxes

3.6, 3.8.2.1, 7.3.7.4

Termination by the Contractor

14.1, 15.1.6

Termination by the Owner for Cause

5.4.1.1, 14.2, 15.1.6

Termination by the Owner for Convenience

14.4

Termination of the Architect

4.1.3

Termination of the Contractor

14.2.2

TERMINATION OR SUSPENSION OF THE CONTRACT

14

Tests and Inspections

3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5

TIME

8

Time, Delays and Extensions of

3.2.4, 3.7.4, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.4.1, 14.3.2, 15.1.5, 15.2.5

Time Limits

2.1.2, 2.2, 2.4, 3.2.2, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.4, 4.5, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14, 15.1.2, 15.4

Time Limits on Claims

3.7.4, 10.2.8, 13.7, 15.1.2

Title to Work

9.3.2, 9.3.3

Transmission of Data in Digital Form

1.6

UNCOVERING AND CORRECTION OF WORK

12

Uncovering of Work

12.1

Unforeseen Conditions, Concealed or Unknown

3.7.4, 8.3.1, 10.3

Unit Prices

7.3.3.2, 7.3.4

Use of Documents

1.1.1, 1.5, 2.2.5, 3.12.6, 5.3

Use of Site

3.13, 6.1.1, 6.2.1

Values, Schedule of

9.2, 9.3.1

Waiver of Claims by the Architect

13.4.2

Waiver of Claims by the Contractor

9.10.5, 11.4.7, 13.4.2, 15.1.6

Waiver of Claims by the Owner

9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4, 15.1.6

Waiver of Consequential Damages

14.2.4, 15.1.6

Waiver of Liens

9.10.2, 9.10.4

Waivers of Subrogation

6.1.1, 11.4.5, 11.3.7

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Warranty

3.5, 4.2.9, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1

Weather Delays

15.1.5.2

Work, Definition of

1.1.3

Written Consent

1.5.2, 3.4.2, 3.7.4, 3.12.8, 3.14.2, 4.1.2, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2, 15.4.4.2

Written Interpretations

4.2.11, 4.2.12

Written Notice

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14, 15.4.1

Written Orders

1.1.1, 2.3, 3.9, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1, 15.1.2

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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ARTICLE 1 GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents are those described and enumerated in the Agreement between the Owner and Contractor, which is the AIA Document A101-2007, as modified and dated September 25, 2015 (hereinafter the Agreement) A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include the advertisement or invitation to bid, Instructions to Bidders, sample forms, other information furnished by the Owner in anticipation of receiving bids or proposals, the Contractor’s bid or proposal, or portions of Addenda relating to bidding requirements.

§ 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. Except as expressly stated therein, the Contract Documents shall not be construed to create a direct contractual relationship with any third party or a right or cause of action in favor of any third party against the Owner or the Contractor. .

§ 1.1.3 THE WORK

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.

§ 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner and by separate contractors.

§ 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

§ 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

§ 1.1.7 INSTRUMENTS OF SERVICE

Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Architect and the Architect’s consultants under their respective professional services agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, and other similar materials.

§ 1.1.8 INITIAL DECISION MAKER

The Initial Decision Maker is the person identified in the Agreement to render initial decisions on Claims in accordance with Section 15.2 and certify termination of the Agreement under Section 14.2.2.

§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

§ 1.2.1 Performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 1.3 CAPITALIZATION

Terms capitalized in these General Conditions include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

§ 1.4 INTERPRETATION

In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 1.5 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

§ 1.5.1 The Architect and the Architect’s consultants shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and will retain all common law, statutory and other reserved rights, including copyrights. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers shall not own or claim a copyright in the Instruments of Service. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect’s or Architect’s consultants’ reserved rights.

§ 1.5.2 The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce the Instruments of Service provided to them solely and exclusively for execution of the Work. All copies made under this authorization shall bear the copyright notice, if any, shown on the Instruments of Service. The Contractor, Subcontractors, Sub-subcontractors, and material or equipment suppliers may not use the Instruments of Service on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect’s consultants.

§ 1.6 TRANSMISSION OF DATA IN DIGITAL FORM

If the parties intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions, unless otherwise already provided in the Agreement or the Contract Documents, and such protocols, when agreed, shall be incorporated into the Contract Documents by amendment.

ARTICLE 2 OWNER

§ 2.1 GENERAL

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization. Except as otherwise provided in Section 4.2.1, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ 2.2.1 Prior to and after commencement of the Work, the Contractor may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Contract. The Owner shall furnish such evidence as a condition precedent to commencement of the Work. Thereafter, the furnishing of such evidence shall be a condition precedent to the continuation of the Work if the request is made because (1) the Owner fails to make payments to the Contractor as the Contract Documents require; (2) a change in the Work materially changes the Contract Sum; or (3) the Contractor identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due. After the Owner furnishes the evidence, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

§ 2.2.2 Except for permits and fees that are the responsibility of the Contractor under the Contract Documents, including those required under Section 3.7.1, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

Init. /

AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

§ 2.2.4 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. The Owner shall also furnish any other information or services under the Owner’s control and relevant to the Contractor’s performance of the Work with reasonable promptness after receiving the Contractor’s written request for such information or services.

§ 2.2.5 Unless otherwise provided in the Contract Documents, the Owner shall furnish to the Contractor one copy of the Contract Documents for purposes of making reproductions pursuant to Section 1.5.2.

§ 2.2.6 Owner represents that the Drawings, Specifications and other Instruments of Service are complete, accurate adequate and suitable for their intended use in connection with the Work.

§ 2.2.7 Owner shall provide, or cause the Architect to provide, to Contractor the native editable electronic files of the 100% Construction Documents and the Building Information Model that are editable with commercially available software that is not proprietary to the Architect. Such files shall be provided on an unrestricted basis for use in connection with the Project and without an independent indemnification obligation from Contractor to the Owner and/or Architect.

§ 2.3 OWNER’S RIGHT TO STOP THE WORK

If the Contractor fails to correct Work that is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or repeatedly fails to carry out Work in accordance with the Contract Documents, the Owner may, after giving Contractor written notice and a reasonable opportunity to cure the failure, issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Section 6.1.3.

§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK

If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner upon receipt of a written demand accompanied by documentation substantiating the amounts claimed.

ARTICLE 3 CONTRACTOR

§ 3.1 GENERAL

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor shall designate in writing a representative who shall have express authority to bind the Contractor with respect to all matters under this Contract. The term “Contractor” means the Contractor or the Contractor’s authorized representative.

§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons or entities other than the Contractor, unless the Contract Documents require the Contractor to rely upon such administration, tests, inspections or approvals.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

§ 3.2.1 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

§ 3.2.2 Because the Contract Documents are complementary, the Contractor shall, before starting each portion of the Work, carefully study and compare the various Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Section 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work, and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating coordination and construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, the Contractor shall promptly report to the Architect any errors, inconsistencies or omissions discovered by or made known to the Contractor as a request for information in such form as the Architect may require. It is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and not as a licensed design professional, unless otherwise specifically provided in the Contract Documents.

§ 3.2.3 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, but the Contractor shall promptly report to the Architect any nonconformity discovered by or made known to the Contractor as a request for information in such form as the Architect may require.

§ 3.2.4 If the Contractor believes that additional cost or time is involved because of clarifications or instructions the Architect issues in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.2 or 3.2.3, the Contractor shall make Claims as provided in Article 15. If the Contractor performs the obligations of Sections 3.2.2 or 3.2.3, the Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents, for differences between field measurements or conditions and the Contract Documents, or for nonconformities of the Contract Documents to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities.

§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect, and the Contract Sum or Contract Time or both shall be equitably adjusted. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any loss or damage arising solely from those Owner-required means, methods, techniques, sequences or procedures.

§ 3.3.2 The Contractor shall be responsible to the Owner for all of its performance obligations under the Contract, regardless of whether such obligations are delegated to Contractor’s employees, Subcontractors and their agents and employees, or any other persons or entities performing portions of the Work for, or on behalf of, the Contractor or any of its Subcontractors.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 LABOR AND MATERIALS

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.4.2 Except in the case of minor changes in the Work authorized by the Architect in accordance with Sections 3.12.8 or 7.4, the Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or Construction Change Directive. Upon issuance of such a Change Order or Construction Change Directive, the substitution shall become part of the Contract Documents as if specifically incorporated therein by the Architect or its consultants.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Work. The Contractor shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them.

§ 3.5 WARRANTY

Subject to the provisions of Section 12.2, the Contractor warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Contract Documents require or permit otherwise. The Contractor further warrants that the Work will conform to the requirements of the Contract Documents and will be free from defects, except for those inherent in the quality of the Work the Contract Documents require or permit. Work, materials, or equipment not conforming to these requirements may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment. Where Contract Documents require warranties to extend beyond one (1) year, such warranties shall be provided directly by the relevant Subcontractor, supplier or manufacturer to the Owner and the Contractor’s only obligation shall be to cooperate with and assist the Owner in pursuit of its rights against the relevant Subcontractor, vendor or manufacturer.

§ 3.5.2 During the warranty period, Owner shall (i) establish and conduct a reasonable maintenance and repair program in and around the property; (ii) comply in all respects with the requirements set forth in the manufacturers’ warranties on all equipment, fixtures and systems; (iii) promptly notify Contractor in writing immediately after the discovery of any defect or deficiency which Owner believes is covered by Contractor’s warranty; and (iv) grant to Contractor such reasonable easements and rights of access necessary to inspect the work during the warranty period and correct or replace any defect covered by Contractor’s warranty. Contractor shall not be liable for any damages that could have been prevented but occurred as a result of Owner’s failure to give Contractor prompt notice pursuant to this Section.

§ 3.5.3 THE WARRANTIES SET FORTH IN SECTION 3.5 ARE SOLE AND EXCLUSIVE, AND IN LIEU OF ANY AND ALL OTHER WARRANTIES RELATING TO THE WORK, WHETHER STATUTORY, EXPRESS OR IMPLIED, AND CONTRACTOR DISCLAIMS ANY SUCH OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM COURSE OF DEALING AND/OR USAGE OF TRADE. ANY OTHER STATEMENT OF FACT OR DESCRIPTIONS EXPRESSED IN THE CONTRACT DOCUMENTS SHALL NOT BE DEEMED TO CONSTITUTE A WARRANTY OF THE WORK OR ANY PART THEREOF. THE REMEDY BY CONTRACTOR OF WARRANTY NONCONFORMITIES BY REPAIR OR REPLACEMENT AS PROVIDED IN SECTION 12.2.2.1 THROUGH 12.2.2.4 SHALL CONSTITUTE OWNER’S SOLE AND EXCLUSIVE REMEDY FOR ALL OF THE LIABILITIES OR RESPONSIBILITIES OF CONTRACTOR FOR NONCONFORMING WORK, WHETHER DUE TO OR BASED UPON DELAY, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, WARRANTY, INDEMNITY, ERROR AND OMISSION OF ANY OTHER CAUSE WHATSOEVER.

§ 3.6 TAXES

The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor that are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.7 PERMITS, FEES, NOTICES, AND COMPLIANCE WITH LAWS

§ 3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit as well as for other construction-related permits, fees, licenses, and inspections by government agencies necessary for proper execution and completion of the Work that are customarily secured by the contractor after execution of the Contract and legally required at the time bids are received or negotiations concluded. Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for all non-construction-related permits as well as any permits necessary for the operation of the facility post-completion.

§ 3.7.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities applicable to performance of the Work.

§ 3.7.3 If the Contractor performs Work knowing it to be contrary to applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

§ 3.7.4 Concealed or Unknown Conditions. If the Contractor encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Contractor shall promptly provide notice to the Owner and the Architect before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if the Architect determines that they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall promptly notify the Owner and Contractor in writing, stating the reasons. If either party disputes the Architect’s determination or recommendation, that party may proceed as provided in Article 15.

§ 3.7.5 If, in the course of the Work, the Contractor encounters human remains or recognizes the existence of burial markers, archaeological sites or wetlands not indicated in the Contract Documents, the Contractor shall immediately suspend any operations that would affect them and shall notify the Owner and Architect. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Contractor shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 15.

§ 3.8 ALLOWANCES

§ 3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

§ 3.8.2 Unless otherwise provided in the Contract Documents,

.1	allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2	Contractor’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3	whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) changes in Contractor’s costs under Section 3.8.2.2.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner with reasonable promptness.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.9 SUPERINTENDENT

§ 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work.

§ 3.9.2 The Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the name and qualifications of a proposed superintendent. The Architect may reply within 14 days to the Contractor in writing stating (1) whether the Owner or the Architect has reasonable objection to the proposed superintendent or (2) that the Architect requires additional time to review. Failure of the Architect to reply within the 14 day period shall constitute notice of no reasonable objection.

§ 3.9.3 The Contractor shall not employ a proposed superintendent to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not change the superintendent without the Owner’s consent, which shall not unreasonably be withheld or delayed.

§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES

§ 3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner’s and Architect’s information a Contractor’s construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

§ 3.10.2 The Contractor shall prepare a submittal schedule, promptly after being awarded the Contract and thereafter as necessary to maintain a current submittal schedule, and shall submit the submittal schedule for the Architect’s approval. The Architect’s approval shall not unreasonably be delayed or withheld. The submittal schedule shall (1) be coordinated with the Contractor’s construction schedule, and (2) allow the Architect reasonable time to review submittals.

§ 3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE

The Contractor shall maintain at the site for the Owner one copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work as a record of the Work as constructed.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. Their purpose is to demonstrate the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents for those portions of the Work for which the Contract Documents require submittals. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals that are not required by the Contract Documents may be returned by the Architect without action.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.12.5 The Contractor shall review for general compliance with the Contract Documents and submit to the Architect for approval Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors.

§ 3.12.6 By submitting Shop Drawings, Product Data, Samples and similar submittals which have been prepared by Subcontractor, the Contractor represents to the Owner and Architect that the Contractor has reviewed them and confirmed generally that the information contained within such submittals compliers with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s approval thereof.

§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice, the Architect’s approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services that constitute the practice of architecture or engineering, including, but not limited to, seismic engineering design and/or structural design required as a result of construction sequences. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications and approvals performed or provided by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy, accuracy, or completeness of the services, certifications or approval performed by such design professionals or of the performance and design criteria specified in the Contract Documents.

§ 3.12.10.1 Any claim by Owner for damage, loss, or expense, based directly or indirectly upon acts, errors, or omissions of any architect, engineer, or other design professional Contractor is required to engage in connection with this Agreement or the Project shall be made by Owner against said design professional and its insurer(s) only, and Contractor shall have no liability of any kind, direct or indirect, for the professional negligence of said design professional under this Agreement or otherwise.

§ 3.13 USE OF SITE

The Contractor shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 3.14 CUTTING AND PATCHING

§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly. All areas requiring cutting, fitting and patching shall be restored to the condition existing prior to the cutting, fitting and patching, unless otherwise required by the Contract Documents.

§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.

§ 3.15 CLEANING UP

§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials from and about the Project.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may, after providing Contactor with written notice and a reasonable opportunity to cure such failure, do so and Owner shall be entitled to reimbursement from the Contractor for the reasonable and verifiable costs incurred affecting the clean up.

§ 3.16 ACCESS TO WORK

The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS

The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents, or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to know that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

§ 3.18 INDEMNIFICATION

§ 3.18.1 Contractor shall indemnify, defend and hold the Owner, its employees, officers, directors and affiliates harmless from any loss, cost, expense or damage claimed by third parties for property damage and/or bodily injury, including death, to the proportionate extent such loss, cost, expense or damage arises from the negligence or willful misconduct of Contractor, its employees, officers or directors in connection with this Contract or the Project.

§ 3.18.2 Owner shall indemnify, defend and hold Contractor, its employees, officers, directors and affiliates harmless from any loss, cost, expense or damage claimed by third parties for property damage and/or bodily injury, including death, to the proportionate extent such loss, cost, expense or damage arises from the negligence or willful misconduct of Owner, its employees, officers or directors in connection with this Agreement or the Project.

ARTICLE 4 ARCHITECT

§ 4.1 GENERAL

§ 4.1.1 The Owner shall retain an architect lawfully licensed to practice architecture or an entity lawfully practicing architecture in the jurisdiction where the Project is located. That person or entity is identified as the Architect in the Agreement and is referred to throughout the Contract Documents as if singular in number.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a successor architect as to whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the Architect.

§ 4.2 ADMINISTRATION OF THE CONTRACT

§ 4.2.1 The Architect will provide unbiased administration of the Contract as described in the Contract Documents during construction until the date the Architect issues the final Certificate For Payment. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents.

§ 4.2.2 The Architect will visit the site at intervals appropriate to the stage of construction, or as otherwise agreed with the Owner, to become generally familiar with the progress and quality of the portion of the Work completed, and to determine in general if the Work observed is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will not have control over, charge of, or responsibility for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.

§ 4.2.3 On the basis of the site visits, the Architect will keep the Owner reasonably informed about the progress and quality of the portion of the Work completed, and report to the Owner (1) known deviations from the Contract Documents and from the most recent construction schedule submitted by the Contractor, and (2) defects and deficiencies observed in the Work. The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents unless Contractor’s failure was due to compliance with a written directive or instruction from the Architect authorized by the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

§ 4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION

Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

§ 4.2.5 Based on the Architect’s evaluations of the Contractor’s Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

§ 4.2.6 The Architect has authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve, or take other appropriate action upon, the Contractor’s submittals such as Shop Drawings, Product Data and Samples, including for the purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken in accordance with the submittal schedule approved by the Architect or, in the absence of an approved submittal schedule, with reasonable promptness so as not to delay the progress of the Work. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12. The Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Section 7.4. The Architect will investigate and make determinations and recommendations regarding concealed and unknown conditions as provided in Section 3.7.4.

§ 4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion; issue Certificates of Substantial Completion pursuant to Section 9.8; receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor pursuant to Section 9.10; and issue a final Certificate for Payment pursuant to Section 9.10.

§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

§ 4.2.11 The Architect will interpret and decide matters concerning performance under, and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness.

§ 4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of, and reasonably inferable from, the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor and will not show partiality to either party.

§ 4.2.13 The Architect’s decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

§ 4.2.14 The Architect will review and respond to requests for information about the Contract Documents. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness so as not to delay the progress of the Work. If appropriate, the Architect will prepare and issue supplemental Drawings and Specifications in response to the requests for information.

ARTICLE 5 SUBCONTRACTORS

§ 5.1 DEFINITIONS

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a separate contractor or subcontractors of a separate contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

§ 5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect may reply within 14 days to the Contractor in writing stating (1) whether the Owner or the Architect has reasonable objection to any such proposed person or entity or (2) that the Architect requires additional time for review. Failure of the Owner or Architect to reply within the 14 day period shall constitute notice of no reasonable objection.

§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor’s Work.

§ 5.2.4 The Contractor shall not substitute a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitution.

§ 5.3 SUBCONTRACTUAL RELATIONS

By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner, provided that

.1	assignment is effective only after termination of the Contract by the Owner for cause pursuant to Section 14.2 and only for those subcontract agreements that the Owner accepts by notifying the Subcontractor and Contractor in writing; and

.2	assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

When the Owner accepts the assignment of a subcontract agreement, the Owner assumes the Contractor’s rights and obligations under the subcontract.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.

§ 5.4.3 Upon such assignment to the Owner under this Section 5.4, the Owner may further assign the subcontract to a successor contractor or other entity. If the Owner assigns the subcontract to a successor contractor or other entity, the Owner shall nevertheless remain legally responsible for all of the successor contractor’s obligations under the subcontract.

§ 5.4.4 Upon such assignment, the Owner shall defend, indemnify and hold Contractor harmless against any and all claims of Subcontractors whose Subcontracts have been assigned to the Owner.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Article 15.

§ 6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Contractor” in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 6.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement, and the Contract Sum and Contract Time will be equitably adjusted as is appropriate. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

§ 6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights that apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

§ 6.2 MUTUAL RESPONSIBILITY

§ 6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.

§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.

§ 6.2.3 Subject to Owner complying with the requirements of Article 15, the Contractor shall reimburse the Owner for reasonable and verifiable costs the Owner incurs that are payable to a separate contractor because of the Contractor’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Contractor for costs the Contractor incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction.

§ 6.2.4 The Contractor shall promptly remedy damage the Contractor wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

§ 6.3 OWNER’S RIGHT TO CLEAN UP

If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will reasonably allocate the cost among those responsible.

ARTICLE 7 CHANGES IN THE WORK

§ 7.1 GENERAL

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 7.1.4 Contractor shall of be entitled to receive a Change Order equitably adjusting the Contract Sum or the Contract Time or both for adverse cost and schedule impacts to the Work from the following circumstances: (i) a delay in or failure of Owner, its separate contractors or the Architect to perform their respective obligations; (ii) a change in any applicable law, including the interpretation or application thereof, after the date of the Agreement; (iii) a written interpretation from the Architect modifying the Contract Documents; (iv) an order by the Owner to stop the Work where the Contractor, a Subcontractor, a Sub-subcontractor, a Supplier or anyone for whose acts any of them may be responsible or liable was not at fault, (v) a written order for a minor change in the Work issued by the Architect, (vi) failure of payment when due by the Owner, (vii) Owner’s suspension of the Work for its own convenience (viii) other reasonable grounds not the fault of the Contractor, its Subcontractors or suppliers, or anyone for whose acts any of them may be liable.

§ 7.2 CHANGE ORDERS

§ 7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect stating their agreement upon all of the following:

.1	The change in the Work;

.2	The amount of the adjustment, if any, in the Contract Sum; and

.3	The extent of the adjustment, if any, in the Contract Time.

§ 7.3 CONSTRUCTION CHANGE DIRECTIVES

§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

.1	Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2	Unit prices stated in the Contract Documents or subsequently agreed upon;

.3	Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4	As provided in Section 7.3.7.

§ 7.3.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 7.3.5 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.6 A Construction Change Directive signed by the Contractor indicates the Contractor’s agreement therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.7 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the Architect shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.7 shall be limited to the following:

.1	Costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2	Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3	Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4	Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5	Additional costs of supervision and field office personnel directly attributable to the change.

§ 7.3.8 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ 7.3.9 Pending final determination of the total cost of a Construction Change Directive to the Owner, the Contractor may request payment for Work completed under the Construction Change Directive in Applications for Payment. The Architect will make an interim determination for purposes of monthly certification for payment for those costs and certify for payment the amount that the Architect determines, in the Architect’s professional judgment, to be reasonably justified. The Architect’s interim determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a Claim in accordance with Article 15.

§ 7.3.10 When the Owner and Contractor agree with a determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Architect will prepare a Change Order. Change Orders may be issued for all or any part of a Construction Change Directive.

§ 7.4 MINOR CHANGES IN THE WORK

The Architect has authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes will be effected by written order signed by the Architect and shall be binding on the Owner and Contractor, subject to the right of Contractor to disagree and assert a Claim in accordance with Article 15.

ARTICLE 8 TIME

§ 8.1 DEFINITIONS

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Section 9.8.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

§ 8.2 PROGRESS AND COMPLETION

§ 8.2.1 Contractor agrees that time is of the essence with respect to its obligation to achieve Substantial Completion of the Work within the Contract Time, as it may be adjusted pursuant to the terms of the Contract Documents. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work as set forth in the Contract Documents upon which the Contract Sum is based.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ 8.3 DELAYS AND EXTENSIONS OF TIME

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner; or by changes ordered in the Work; or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties, acts of god, terrorism, sabotage, war, embargo, explosion, storm, flood, accident or delay in transportation, court order or injunction, delays by acts or orders of any governmental body or changes in laws or government regulations or the implementation or application thereof, or other causes beyond the Contractor’s reasonable control; or by delay authorized by the Owner pending mediation and arbitration; or by other causes that the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine, and the Contract Sum shall be equitably adjusted to compensate Contractor for time related expenses.

§ 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Article 15.

§ 8.3.3 This Section 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9 PAYMENTS AND COMPLETION

§ 9.1 CONTRACT SUM

The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

§ 9.2 SCHEDULE OF VALUES

Where the Contract is based on a stipulated sum or Guaranteed Maximum Price, the Contractor shall submit to the Architect, before the first Application for Payment, a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 9.3 APPLICATIONS FOR PAYMENT

§ 9.3.1 On or before the date established for submission of payment applications in the Agreement, the Contractor shall submit to the Architect an itemized Application for Payment prepared in accordance with the schedule of values, if required under Section 9.2, for completed portions of the Work. Such application shall be notarized, if required, and supported by such data substantiating the Contractor’s right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and shall reflect retainage if provided for in the Contract Documents.

§ 9.3.1.1 As provided in Section 7.3.9, such applications may include requests for payment on account of changes in the Work that have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Contractor does not intend to pay a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay or the payment is otherwise the subject of withholding, back charge or offset permitted by the terms of the written agreement between Contractor and said Subcontractor or supplier.

§ 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, storage and transportation to the site for such materials and equipment stored off the site.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

§ 9.4 CERTIFICATES FOR PAYMENT

§ 9.4.1 The Architect will, within seven days after receipt of the Contractor’s Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.

§ 9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, that, to the best of the Architect’s knowledge, information and belief, the Work has progressed to the point indicated and that the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION

§ 9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect’s opinion the representations to the Owner required by Section 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Section 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may, if retained amounts are insufficient, nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Section 3.3.2, because of

.1	defective Work not promptly remedied after receipt of written notice;

.2	third party claims filed unless the claim is covered by insurance maintained by Owner or Contractor pursuant to the requirements of the Contract Documents or unless security acceptable to the Owner is provided by the Contractor;

.3	failure of the Contractor to make payments when due to Subcontractors or for labor, materials or equipment;

.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum, including retainage;

.5	damage to the tangible property of Owner or a separate contractor, unless the damage is covered by insurance maintained by Owner or Contractor pursuant to the requirements of the Contract Documents or the claim for such damage is waived by Owner pursuant to Section 11.3.3 below;

.6	reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance of the Contract Sum (including unpaid retainage) would not be adequate to cover actual (or, if applicable, liquidated damages) for the anticipated delay; or

.7	uncured material failure to carry out the Work in accordance with the Contract Documents.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

§ 9.5.3 If the Architect withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, and after providing Contractor with at least five (5) business days’ advance written notice, issue joint checks to the Contractor and to any Subcontractor or material or equipment suppliers to whom the Contractor failed to make payment for Work properly performed or material or equipment suitably delivered. If the Owner makes payments by joint check, the Owner shall notify the Architect and the Architect will reflect such payment on the next Certificate for Payment.

§ 9.6 PROGRESS PAYMENTS

§ 9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

§ 9.6.2 The Contractor shall pay each Subcontractor no later than seven days after receipt of payment from the Owner the amount to which the Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of the Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

§ 9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

§ 9.6.4 The Owner has the right to request written evidence from the Contractor that the Contractor has properly paid Subcontractors and material and equipment suppliers amounts paid by the Owner to the Contractor for subcontracted Work. If the Contractor fails to furnish such evidence within seven days, the Owner shall have the right to contact Subcontractors to ascertain whether they have been properly paid. Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor, except as may otherwise be required by law.

§ 9.6.5 Contractor payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

§ 9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

§ 9.7 FAILURE OF PAYMENT

If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor’s Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by binding dispute resolution, then the Contractor may, upon seven additional days’ written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 9.8 SUBSTANTIAL COMPLETION

§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use.

§ 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

§ 9.8.3 Within ten (10) calendar days after receipt of the Contractor’s list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect’s inspection discloses any item, whether or not included on the Contractor’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

§ 9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion confirming the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

§ 9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

§ 9.9 PARTIAL OCCUPANCY OR USE

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.3.1.5 and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect. For any partial occupancy or use, the Owner shall reduce retainage proportionately to the Contractor at the time of such partial occupancy or use.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION AND FINAL PAYMENT

§ 9.10.1 Upon receipt of the Contractor’s written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly (but in no event later than ten (10) days after receipt of said notice and final Application for Payment) make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond, indemnity agreement or some other form of security reasonably satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

(Paragraphs deleted)

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS

The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 SAFETY OF PERSONS AND PROPERTY

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to

.1	employees on the Work and other persons who may be affected thereby;

.2	the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3	other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 INJURY OR DAMAGE TO PERSON OR PROPERTY

If either party suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 10.2.9 In the event the Contractor identifies activities or conditions during performance of the Work or at the Project, which, in the Contractor’s good faith opinion, pose an unreasonable risk of bodily injury or property damage, whether immediate or in the future, Contractor shall have the right to immediately take steps to protect its personnel and subcontractor and stop Work and remove personnel from the affected area. However, it is understood that the Contractor shall not be deemed to have assumed any obligation to identify such risks. In taking actions provided under this Section 10.2.9, Contractor shall be entitled to an equitable adjustment of the Contract Time or Contract Sum or both to compensate Contractor for any adverse cost and schedule impacts to the Work.

§ 10.3 HAZARDOUS MATERIALS

§ 10.3.1 The Contractor is responsible for compliance with any requirements included in the Contract Documents regarding hazardous materials. If the Contractor encounters on the Project site a hazardous material or substance, including, but not limited to, those defined by the Comprehensive Environmental Response Compensations and Liability Act (CERCLA), not specifically addressed in the Contract Documents, including but not limited to asbestos or polychlorinated biphenyl (PCB), the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

§ 10.3.2 Upon receipt of the Contractor’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor’s reasonable additional costs of shut-down, delay and start-up.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 10.3.3 To the fullest extent permitted by law, the Owner shall defend, indemnify and hold harmless the Contractor, Subcontractors of any tier, Contractor’s consultants, Architect, Architect’s consultants and agents and employees of any of them from and against claims (including without limitation, all penalties, fines and administrative or civil sanctions arising out of or related to such claim), costs, damages, judgments, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such cost, claim, damage, judgment, loss or expense is attributable to the regulation and/or protection of the environment (including, without limitation, losses incurred in connection with characterization, handling, transportation, storage, removal, remediation, disturbance or disposal of hazardous materials or substances) or to the bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the sole negligence of the party seeking indemnity.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for materials or substances the Contractor brings to the site unless such materials or substances are required by the Contract Documents. The Owner shall be responsible for materials or substances required by the Contract Documents, except to the extent of the Contractor’s fault or negligence in the use and handling of such materials or substances.

§ 10.3.5 The Contractor shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Contractor brings to the site and negligently handles, or (2) where the Contractor fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence.

§ 10.3.6 If the Contractor is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

§10.3.7 In the event the Contractor encounters materials that pre-existed Contractor’s Work on the Project site and that Contractor believes in good faith to be hazardous or contaminated materials and Contractor stops Work in the affected area pursuant to Section 10.3.1 herein, the Contractor shall be entitled to an equitable adjustment of the Contract Time and the Contract Sum for time lost and additional costs incurred as a direct result of such stoppage.

§ 10.4 EMERGENCIES

In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Article 15 and Article 7.

ARTICLE 11 INSURANCE AND BONDS

§ 11.1 CONTRACTOR’S LIABILITY INSURANCE

§ 11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor’s operations and completed operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

.1	Claims under workers’ compensation, disability benefit and other similar employee benefit acts that are applicable to the Work to be performed;

.2	Claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor’s employees;

.3	Claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor’s employees;

.4	Claims for damages insured by usual personal injury liability coverage;

.5	Claims for damages, other than to the Work itself, because of injury to or destruction of tangible property;

.6	Claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

.7	Claims for bodily injury or property damage arising out of completed operations; and

.8	Claims involving contractual liability insurance applicable to the Contractor’s obligations under Section 3.18.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 11.1.2 The insurance required by Section 11.1.1 shall be written for not less than limits of liability specified in Article 8 of the Agreement or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from the date of commencement of the Work until the date of final payment and termination of any coverage required to be maintained after final payment, and, with respect to the Contractor’s completed operations coverage, until the period for maintenance of completed operations coverage as specified in Article 8 of the Agreement.

§ 11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work and thereafter upon renewal or replacement of each required policy of insurance. These certificates and the insurance policies required by this Section 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. An additional certificate evidencing continuation of liability coverage, including coverage for completed operations, shall be submitted with the final Application for Payment as required by Section 9.10.2 and thereafter upon renewal or replacement of such coverage until the expiration of the time required by Section 11.1.2.

§ 11.1.4 The Contractor shall cause the commercial liability coverage required by the Contract Documents to include (1) the Owner as an additional insured for claims caused by the Contractor’s negligent acts or omissions during the Contractor’s operations; and (2) the Owner as an additional insured for claims caused by the Contractor’s negligent acts or omissions during the Contractor’s completed operations.

§ 11.2 OWNER’S LIABILITY INSURANCE

§ 11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance.

§ 11.2.2 The Owner shall require the Architect to carry a project-specific professional liability insurance as will protect the Architect against claims that may arise from the professional services it furnishes to the Owner with respect to this Project and for which the Architect may be legally liable. Such insurance coverage shall, if written on a claims-made basis, have a tail of not less than the duration of the relevant statute of limitations. Such insurance policy shall be available for inspection by the Contractor, who shall receive at least thirty (30) days notice prior to non-renewal, cancellation or modification of such policy. To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor and its Subcontractors, agents and employees from and against any and all loss, expense or damage (including, but not limited to, attorney’s fees) caused by the professional negligence of the Architect, its consultants and agents, or the employees of any of them.

§ 11.3 PROPERTY INSURANCE

§ 11.3.1 The Contractor shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract Modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section 11.3 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.

§ 11.3.1.1 Property insurance shall be on an “all-risk” or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earth movement, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements.

§ 11.3.1.2 Intentionally Omitted.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 11.3.1.3 If the property insurance requires deductibles, the Owner shall reimburse Contractor for all costs not covered because of such deductibles and shall issue a Change Order to Contractor increasing the Contact Sum accordingly.

§ 11.3.1.4 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

§ 11.3.1.5 Partial occupancy or use in accordance with Section 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

§ 11.3.2 BOILER AND MACHINERY INSURANCE

Contractor shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

§ 11.3.3 LOSS OF USE INSURANCE

The Owner, at the Owner’s option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner’s property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner’s property, including consequential losses due to fire or other hazards however caused.

§ 11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

§ 11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section 11.3.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

§ 11.3.6 If requested by the Owner, the Contractor shall furnish the Owner with a certificate of insurance evidencing the policy that includes insurance coverages required by this Section 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days’ prior written notice has been given to the Contractor.

§ 11.3.7 WAIVERS OF SUBROGATION

The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Section 11.3 or other property insurance applicable to the Work and/or Project, except such rights as they have to proceeds of such insurance held by the policyholder as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect’s consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 11.3.8 A loss insured under the property insurance maintained pursuant to this Section 11.3 shall be adjusted by the policyholder and made payable to the policyholder as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 11.3.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

§ 11.3.9 If required in writing by a party in interest, the policyholder as fiduciary shall, upon occurrence of an insured loss, give bond or other appropriate security reasonably satisfactory to the interested party(ies) for proper performance of the policyholder’s duties. The cost of required bonds or other security shall be charged against the proceeds payable to the party(ies) requesting such bond or security. The policyholder shall deposit in a separate account proceeds so received, which the policyholder shall distribute in accordance with such agreement as the parties in interest may reach, or as determined in accordance with the method of binding dispute resolution selected in the Agreement between the Owner and Contractor. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

§ 11.3.10 The policyholder shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the policyholder’s exercise of this power; if such objection is made, the dispute shall be resolved in the manner selected by the Owner and Contractor as the method of binding dispute resolution in the Agreement. If the Owner and Contractor have selected arbitration as the method of binding dispute resolution, the policyholder shall make settlement with insurers or, in the case of a dispute over distribution of insurance proceeds, in accordance with the directions of the arbitrators.

§ 11.4 PERFORMANCE BOND AND PAYMENT BOND

§ 11.4.1 The Owner shall have the right to require the Contractor to furnish bonds from Contractor’s usual sureties covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract. If the Owner requires bonds from Contractor, the bonds shall be in the form of AIA Document 312 and the cost of the bonds shall be added to the Contract Sum.

§ 11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall authorize a copy to be furnished.

§ 11.5 SUBCONTRACTOR DEFAULT INSURANCE (SUBGUARD)

In lieu of bonding its Subcontractors, Contractor may, with the approval of the Owner, obtain and maintain, throughout the period of this Project, subcontractor default insurance (also known as “SubGuard”) for the protection of the Contractor and the Owner against the default of Subcontractors. The cost of the SubGuard program will be included in Contract Sum. Contractor shall deliver written evidence satisfactory to the Owner that the SubGuard program is in force, with such endorsement in effect, within ten (10) days after the signing of the GMP Amendment by both the Owner and the Contractor.

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK

§ 12.1 UNCOVERING OF WORK

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s request or to requirements specifically expressed in the Contract Documents, it must, if requested in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time.

§ 12.1.2 If a portion of the Work has been covered that the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense, with the Contact Time or the Contract Sum or both being adjusted as is appropriate. If such Work is not in accordance with the Contract Documents, such costs and the cost of correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 12.2 CORRECTION OF WORK

§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for the Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense.

§ 12.2.2 AFTER SUBSTANTIAL COMPLETION

§ 12.2.2.1 If, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1 any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to promptly notify the Contractor in writing and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4.

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Section 12.2.

§ 12.2.2.4 Following the one (1) year period for correction of Work, Contractor’s sole obligation for Work found not conforming with the warranties set forth in Section 3.5 shall be to assist Owner in its enforcement of any remedies available against the applicable Subcontractor or supplier in connection with such Work. Contractor shall provide all assistance reasonably required by Owner to enforce any such remedies and shall execute such documents, including an assignment of Contractor’s rights under any subcontract agreement or purchase order, in order to allow Owner to enforce such remedies. Contractor agrees that the limitations on its warranty obligations under this Section 12.2.6 shall not apply: (1) to work self-performed by Contractor; or (2) to the extent the non-conformity in the Work resulted from Contractor’s failure to perform its construction management Services under the agreement in accordance with the standard of care that would normally be exercised by a skilled and experienced construction manager in Contractor’s position.

§ 12.2.3 The Contractor shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents.

(Paragraph deleted)

§ 12.3 ACCEPTANCE OF NONCONFORMING WORK

If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS

§ 13.1 GOVERNING LAW

The Contract shall be governed by the law of the place where the Project is located without regard to that state’s choice of law rules that would require the application of the laws of another state, except that, if the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 15.4.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 13.2 SUCCESSORS AND ASSIGNS

§ 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

§ 13.2.2 The Owner may, without consent of the Contractor, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment. Before making any assignment pursuant to paragraph 13.2.2, the Owner shall provide the Contractor with prompt, reasonable written notice of such assignment and Owner shall obtain Contractor’s consent, which consent shall not be unreasonably withheld.

§ 13.3 WRITTEN NOTICE

Written notice shall be deemed to have been duly served if delivered by registered or certified mail or by courier service providing proof of delivery to the business address for the intended recipient identified in the Agreement or, if none is identified, the last business address of the intended recipient known to the party giving notice. Written notices may also be deemed to have been duly served if delivered via first class U.S. mail or facsimile, but the party utilizing such alternative means shall bear the burden of proving delivery (e.g., facsimile confirmation).

§ 13.4 RIGHTS AND REMEDIES

§ 13.4.1 The rights and remedies available under the Contract Documents shall, except where expressly identified as limited, sole or exclusive, be in addition to and not a limitation of the rights and remedies otherwise available at law or in equity.

§ 13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach there under, except as may be specifically agreed in writing.

§ 13.5 TESTS AND INSPECTIONS

§ 13.5.1 Tests, inspections and approvals of portions of the Work shall be made as required by the Contract Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Contractor.

§ 13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.

§ 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect’s services and expenses shall be at the Contractor’s expense.

§ 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

§ 13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 13.6 INTEREST

Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the rate specified in the Agreement or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

§ 13.7 TIME LIMITS ON CLAIMS

The Owner and Contractor shall commence all claims and causes of action, whether in contract, tort, breach of warranty or otherwise, against the other arising out of or related to the Contract in accordance with the requirements of the final dispute resolution method selected in the Agreement within the time period specified by applicable law, but in any case not more than 10 years after the date of Substantial Completion of the Work. The Owner and Contractor waive all claims and causes of action not commenced in accordance with this Section 13.7.

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 TERMINATION BY THE CONTRACTOR

§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

.1	Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped;

.2	An act of government, such as a declaration of national emergency that requires all Work to be stopped;

.3	Because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Section 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;

.4	The Owner has failed to furnish to the Contractor promptly, upon the Contractor’s request, reasonable evidence as required by Section 2.2.1;

.5	The Owner orders the Contractor to suspend, delay or interrupt the Work pursuant to Section 14.3; or

.6	Contractor stops the Work pursuant to Section 9.7.

§ 14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 14.3 constitute in the aggregate more than 50 percent of the total number of days scheduled for completion, or 90 days in any 365-day period, whichever is less.

§ 14.1.3 If one of the reasons described in Section 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days’ written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit, costs incurred by reason of such termination, and damages.

§ 14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days’ written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Section 14.1.3.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 14.2 TERMINATION BY THE OWNER FOR CAUSE

§ 14.2.1 The Owner may terminate the Contract if the Contractor

.1	repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2	fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3	repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or

.4	otherwise is guilty of substantial breach of a provision of the Contract Documents.

§ 14.2.2 When any of the above reasons exist, the Owner may, by written notice, demand that the Contractor cure the default. If Contractor fails to commence and diligently pursue curing the default within seven (7) days after receipt of said written notice, the Owner, upon certification by the Initial Decision Maker that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, a second seven days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1	Exclude the Contractor from the site and take possession of all materials and equipment stored on the site that are intended to be incorporated in the Work;

.2	Accept assignment of subcontracts pursuant to Section 5.4; and

.3	Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished or abandoned.

§ 14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Initial Decision Maker, upon application, and this obligation for payment shall survive termination of the Contract.

§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ 14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent

.1	that performance was suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

.2	that an equitable adjustment is made or denied under another provision of the Contract.

§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

§ 14.4.1 The Owner may, at any time, upon thirty (30) days’ written notice, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall

.1	cease operations as directed by the Owner in the notice;

.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3	except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination including termination payments to subcontractors and demobilization costs, along with reasonable overhead and profit on the Work not executed.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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ARTICLE 15 CLAIMS AND DISPUTES

§ 15.1 CLAIMS

§ 15.1.1 DEFINITION

A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim.

§ 15.1.2 NOTICE OF CLAIMS

Claims by either the Owner or Contractor must be initiated by written notice to the other party and to the Initial Decision Maker with a copy sent to the Architect, if the Architect is not serving as the Initial Decision Maker. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later.

§ 15.1.3 CONTINUING CONTRACT PERFORMANCE

Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 14, the Contractor shall proceed diligently with performance of the Contract provided the Owner shall continue to make payments in accordance with the Contract Documents. The Architect will prepare Change Orders and issue Certificates for Payment in accordance with the decisions of the Initial Decision Maker.

§ 15.1.4 CLAIMS FOR ADDITIONAL COST

If the Contractor wishes to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4.

§ 15.1.5 CLAIMS FOR ADDITIONAL TIME

§ 15.1.5.1 If the Contractor wishes to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary.

§ 15.1.5.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and had an adverse effect on the scheduled construction.

§ 15.1.6 CLAIMS FOR CONSEQUENTIAL DAMAGES

The Contractor and Owner waive Claims against each other for consequential, indirect, special, punitive or exemplary damages arising out of or relating to this Contract. This mutual waiver includes

.1	damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2	damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential, indirect, special, punitive or exemplary damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 15.1.6 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Contract Documents or to limit Owner’s obligation to pay Contractor the Contract Sum.

§ 15.2 INITIAL DECISION

§ 15.2.1 Claims, excluding those arising under Sections 10.3, 10.4, 11.3.9, and 11.3.10, shall be referred to the Initial Decision Maker for initial decision. The Architect will serve as the Initial Decision Maker, unless otherwise indicated in the Agreement. Except for those Claims excluded by this Section 15.2.1, an initial decision shall be required as a condition precedent to mediation of any Claim arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Initial Decision Maker with no decision having been rendered. The Initial Decision Maker will not decide disputes between the Contractor and persons or entities other than the Owner.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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§ 15.2.2 The Initial Decision Maker will review Claims and within ten days of the receipt of a Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Initial Decision Maker is unable to resolve the Claim if the Initial Decision Maker lacks sufficient information to evaluate the merits of the Claim or if the Initial Decision Maker concludes that, in the Initial Decision Maker’s sole discretion, it would be inappropriate for the Initial Decision Maker to resolve the Claim.

§ 15.2.3 In evaluating Claims, the Initial Decision Maker may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Initial Decision Maker in rendering a decision. The Initial Decision Maker may request the Owner to authorize retention of such persons at the Owner’s expense.

§ 15.2.4 If the Initial Decision Maker requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Initial Decision Maker when the response or supporting data will be furnished or (3) advise the Initial Decision Maker that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Initial Decision Maker will either reject or approve the Claim in whole or in part.

§ 15.2.5 The Initial Decision Maker will render an initial decision approving or rejecting the Claim, or indicating that the Initial Decision Maker is unable to resolve the Claim. This initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) notify the parties and the Architect, if the Architect is not serving as the Initial Decision Maker, of any change in the Contract Sum or Contract Time or both. The initial decision shall be subject to mediation and, if the parties fail to resolve their dispute through mediation, to binding dispute resolution.

§ 15.2.6 Either party may file for mediation at any time after the initial decision by the Initial Decision Maker or thirty (30) days after submission of the Claim to the Initial Decision Maker, whichever occurs first.

(Paragraph deleted)

§ 15.2.7 In the event of a Claim against the Contractor, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.

§ 15.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines.

§ 15.3 MEDIATION

§ 15.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract except those waived as provided for in Section 15.1.6 shall be subject to mediation as a condition precedent to binding dispute resolution, excluding any equitable proceeding for emergent relief to prevent irreparable harm or the filing of any lawsuit or recording of any legal document that may be necessary to preserve a party’s rights under applicable law.

§ 15.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration is stayed pursuant to this Section 15.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings.

§ 15.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof. Any statements, whether written or oral, made by either party in the course of, or in connection with, mediation shall be deemed to have been made in the context of settlement discussions and shall not be admissible in any subsequent proceeding.

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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	User Notes:	(1666077776)

§ 15.4 ARBITRATION

§ 15.4.1 If the parties have selected arbitration as the method for binding dispute resolution in the Agreement, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

§ 15.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations. For statute of limitations purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim.

§ 15.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

§ 15.4.3 The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 15.4.4 CONSOLIDATION OR JOINDER

§ 15.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s).

§ 15.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent.

§ 15.4.4.3 The Owner and Contractor grant to any person or entity made a party to an arbitration conducted under this Section 15.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Contractor under this Agreement.

END OF DOCUMENT

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AIA Document A201™ – 2007. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987, 1997 and 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:57:59 on 09/23/2015 under Order No. 1403571278_1 which expires on 02/01/2016, and is not for resale.

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	User Notes:	(1666077776)